VARIABLE INSURANCE FUNDS

                         Supplement dated June 20, 2002
                       to the Prospectus dated May 1, 2002

                           AmSouth Equity Income Fund

Effective June 20, 2002, Rockhaven Asset Management, LLC ("Rockhaven") no longer serves as the sub-adviser of the Fund. Starting on that date, AmSouth Investment Management Company, LLC ("AmSouth") provides investment advisory services to the Fund, as it is authorized to do under the Fund's existing investment advisory agreement with AmSouth. Richard H. Calvert, CPA, is the portfolio manager for the Fund and has over seven years of portfolio management and analysis experience. Prior to managing the Fund, Mr. Calvert served as a portfolio manager overseeing another mutual fund and several key institutional accounts, as well as a technology sector analyst. Mr. Calvert earned his B.S. in Economics from the University of Alabama and is a member of the Alabama Society of Financial Analysts.

In addition, effective July 1, 2002, the Fund has been re-designated as the "AmSouth Value Fund." The Board of Trustees of Variable Insurance Funds (the "Trust") also has approved a proposal to change the Fund's investment objectives from "above average income and capital appreciation" to "capital growth, with current income as an incidental objective." Because the Fund's current investment objectives are a fundamental policy that cannot be changed without shareholder approval, the Trust intends to solicit shareholder approval of the proposed changes to the fundamental investment objectives.

As Rockhaven no longer serves as the Fund's investment sub-adviser, investors should disregard the information under the caption "SIMILAR FUND PERFORMANCE INFORMATION".


         Investors should retain this supplement for future reference.